                                                                      EXHIBIT 16

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety, and Michael J. Roland, and each of them individually, the true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

   REGISTRANT               1933 ACT SEC FILING #          1940 ACT SEC FILING #
   ----------               ---------------------          ---------------------
ING Equity Trust                 333-56881                      811-8817

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ James Hennessy
------------------
James M. Hennessy
President, Chief Executive Officer
   and Chief Operating Officer
ING Equity Trust

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety and James M. Hennessy, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company of Act of 1940 for the following Registered Investment Companies:

   REGISTRANT               1933 ACT SEC FILING #          1940 ACT SEC FILING #
   ----------               ---------------------          ---------------------
ING Equity Trust                 333-56881                      811-8817

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Michael J. Roland
----------------------
Michael J. Roland
Executive Vice President, Principal Financial Officer
  and Assistant Secretary
ING Equity Trust

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

   REGISTRANT               1933 ACT SEC FILING #          1940 ACT SEC FILING #
   ----------               ---------------------          ---------------------
ING Equity Trust                 333-56881                      811-8817

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Paul S. Doherty            /s/ Michael Early               /s/ Barbara Gitenstein
-------------------            -----------------               ----------------------
Paul S. Doherty                Michael Early                   Barbara Gitenstein
Director/Trustee               Director/Trustee                Director/Trustee

/s/ Walter H. May              /s/ Thomas J. McInerney         /s/ Jock Patton
------------------             -----------------------         ---------------
Walter H. May                  Thomas J. McInerney             Jock Patton
Director/Trustee               Director/Trustee                Director/Trustee

/s/ David W.C. Putnam          /s/ Blaine E. Rieke             /s/ John G. Turner
---------------------          -------------------             ------------------
David W.C. Putnam              Blaine E. Rieke                 John G. Turner
Director/Trustee               Director/Trustee                Director/Trustee

/s/ Roger B. Vincent           /s/ Richard A. Wedemeyer
--------------------           ------------------------
Roger B. Vincent               Richard A. Wedemeyer
Director/Trustee               Director/Trustee